Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Miners ETF

(the “Fund”)

Dated April 30, 2024

Supplement to the Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as of April 22, 2024, Ryan Dofflemeyer will no longer serve as a portfolio manager to the Fund, and beginning April 22, 2024, Rafael Zayas, CFA is a member of the Fund’s portfolio management team.

Rafael Zayas, CFA is a Senior Vice President and Head of Portfolio Management and Trading of Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. Mr. Zayas specializes in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident, he was a Portfolio Manager at Russell Investments where he oversaw over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He holds the Chartered Financial Analyst designation.

As of March 31, 2024, Rafael Zayas, CFA managed the investment vehicles (other than the Fund) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Millions)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Millions)	Other Accounts Number of Accounts ($ Assets in Millions)
Rafael Zayas, CFA	23 ($4,128)	20 ($1,724)	0 ($0)

Please Retain this Supplement for Future Reference